Exhibit (10)(i)(1.1)

LETTER AMENDMENT AND WAIVER NO.  1

Dated as of May 17, 2000

To the banks, financial institutions and other

institutional lenders (collectively, the “Lenders”)

parties to the Credit Agreement referred to

below and Bank of America, N.A., as

syndication agent, Credit Suisse First Boston

(“CSFB”) and The Bank of New York (“BNY”),

as co-documentation agents, PNC Bank, N.A.,

collectively with CSFB and BNY, as co-arrangers,

and Citicorp USA, Inc., as administrative agent

(the “Administrative Agent”) for the Lenders

under the Credit Agreement

Ladies and Gentlemen:

We refer to (i) the Amendment and Restatement of the Credit Agreement dated as of January 12, 2000 (the “Credit Agreement”) among the undersigned and you, (ii) the Shared Collateral Security Agreement dated November 9, 1999 (the “Shared Collateral Security Agreement”) from the undersigned to Wilmington Trust Company and John M. Beeson, as Collateral Trustees, and (iii) the Non-Shared Collateral Security Agreement dated November 9, 1999 (the “Non-Shared Collateral Security Agreement”, and together with the Shared Collateral Security Agreement, the “Collateral Documents”) from the Grantors under and as defined therein to the Administrative Agent.  Capitalized terms not otherwise defined in this Letter Amendment and Waiver have the same meanings as specified in the Credit Agreement or Collateral Documents, as the case may be.

We intend to restructure Broadwing Inc. (“Broadwing Inc.”) and certain of its Subsidiaries by merger or transfer of Equity Interests between Loan Parties as follows: (a) (i) Cincinnati Bell Long Distance Inc. (“CBLD”) will be merged into Broadwing Telecommunications Inc. (formerly known as Eclipse Telecommunications, Inc.)(“Broadwing Telecommunications”) with Broadwing Telecommunications as the surviving entity, and (ii) all of the Equity Interests in CTI Long Lines Inc. (“CTI”) held by CBLD will be contributed or otherwise transferred to Broadwing Telecommunications (the transactions described in clauses (a)(i) and (a)(ii) together, the “CBLD Merger”); (b) (i) all of the Equity Interests in EnterpriseWise IT Consulting LLC (“EnterpriseWise”) held by Broadwing Inc. will be contributed or otherwise transferred to Cincinnati Bell Network Solutions Inc. (“Network Solutions” and, together with CBLD, CTI, and EnterpriseWise, the “Transferred Subsidiaries”), (ii) EnterpriseWise will be merged into Network Solutions with the surviving entity to be renamed Broadwing IT Consulting Inc. (“IT Consulting”), and (iii) all of the Equity Interests in IT Consulting will be contributed or otherwise transferred to Broadwing Communications Services Inc. (“BCSI”) from Broadwing Inc. (the transactions described in clauses (b)(i) through

(b)(iii), the “EnterpriseWise Transfer”); and (c) Network Evolutions, Incorporated (“Evolutions”) will be merged into IT Consulting (the “Evolutions Merger” and, together with the CBLD Merger and the EnterpriseWise Transfer, the “Restructuring”).  We also intend to repay certain existing indebtedness incurred pursuant to two Letter Agreements each dated January 7, 2000 with Merrill Lynch, Pierce, Fenner & Smith (the “Merrill Lynch Debt”) in an amount not to exceed $150,000,000 (the “Repayment”).  Further, we intend to repurchase outstanding shares of Broadwing Inc. common stock in the open market with proceeds from contributions to employee stock option plans in an aggregate amount not to exceed $50,000,000 (the “Stock Repurchase”).

SECTION 1.  Amendment, Consent and Waiver.  We hereby request that you consent to the Restructuring, the Repayment and the Stock Repurchase, amend and otherwise modify the Credit Agreement and the Collateral Documents as hereinafter set forth, and waive any Defaults and Events of Default under Sections 5.01(i), 5.01(j)(II), 5.02(d), 5.02(e), 5.02(g), 5.02(j) and 7.01(c) that would result from the Restructuring, the Repayment and/or the Stock Repurchase.

SECTION 2.  Amendments to Certain Provisions of the Credit Agreement Effective on the Amendment Effective Date.  The Credit Agreement is, upon the occurrence of the Amendment Effective Date, hereby amended as follows:

(i)            Section 5.02(e)(viii) is amended by deleting the final proviso therein in its entirety and substituting therefor the following:

“provided that, the Borrowers shall, on the date of receipt by any Loan Party or any of its Subsidiaries of the Net Cash Proceeds from any such sale, lease, transfer, or other disposition pursuant to this subclause (viii), prepay the Advances pursuant to, and in the amount and order of priority set forth in, Section 2.06(b)(ii), as specified therein unless such Net Cash Proceeds are reinvested in the business of the Borrowers and their Subsidiaries with reasonable promptness and, in any event, not later than 12 months from the date of receipt.  The failure of the Borrowers to prepay the Advances with such Net Cash Proceeds on the date of receipt of such proceeds shall constitute a representation by the Borrowers as of such date that the Net Cash Proceeds from such sale, lease, transfer or other disposition will be reinvested in the business of the Borrowers and their Subsidiaries with reasonable promptness and, in any event, not later than 12 months from the date of receipt of such proceeds.  The quarterly compliance certificate of the Chief Financial Officer of Broadwing Inc. delivered pursuant to Section 5.03(c) shall contain a certification by such officer that all such Net Cash Proceeds received during such fiscal quarter from each asset sale pursuant to this subclause (viii) will be so reinvested within such time period.  A Responsible Officer of Broadwing Inc. shall notify the Administrative Agent in writing on the date of receipt of such Net Cash Proceeds in the event that such Net Cash Proceeds will not be so reinvested within such 12 month period and such Net Cash Proceeds shall be applied within 3 Business Days following receipt of such Net Cash Proceeds to prepay the Advances outstanding at such time pursuant to, and in the amount and order of priority set forth in Section 2.06(b)(ii).”

SECTION 3.  Waivers of and Consents under Certain Provisions of the Credit Agreement Effective on the Amendment Effective Date.  (a)  Each of the Lenders and the Agents hereby consents to the Repayment and waives, upon the occurrence of the Amendment Effective Date, and solely in connection with the Repayment, any and all Defaults and Events of Default under Sections 5.02(j) and 7.01(c) that would result from the Repayment; provided (i) the amount so repaid does not exceed $150,000,000, (ii) the Repayment occurs on or before July 1, 2002 and (iii) no Default or Event of Default shall have occurred and be continuing on the date of such Repayment.

(b)           Each of the Lenders and the Agents hereby consents to the Stock Repurchase and waives, upon the occurrence of the Amendment Effective Date, and solely in connection with the Stock Repurchase, any and all Defaults and Events of Default under Sections 5.02(g) and 7.01(c) that would result from the Stock Repurchase; provided (i) the amount so paid does not exceed $50,000,000, (ii) 100% of such capital stock repurchases of Broadwing Inc. are funded with proceeds received from employee contributions to stock option plans of Broadwing Inc. and (iii) no Default or Event of Default shall have occurred and be continuing on the date of such Stock Repurchase.

SECTION 4.  Amendments to Certain Provisions of the Collateral Documents Effective on the Collateral Document Amendment Effective Date.  (a) The Collateral Documents are, upon the occurrence of the Collateral Document Amendment Effective Date, hereby amended as follows:

(i)            The Shared Collateral Security Agreement is amended by substituting Schedule I attached hereto for Schedule I to the Shared Collateral Security Agreement.

(ii)           The Non-Shared Collateral Security Agreement is amended by substituting Schedule II attached hereto for Schedule II to the Non-Shared Collateral Security Agreement.

SECTION 5.  Waivers of and Consents under Certain Provisions of the Credit Agreement Effective on the EnterpriseWise Waiver Effective Date.

(a)           Any and all Defaults and Events of Default under Sections 5.01(i), 5.01(j)(II), 5.02(d), 5.02(e) and 7.01(c) of the Credit Agreement that would result from the consummation of the EnterpriseWise Transfer are, upon the occurrence of the EnterpriseWise Waiver Effective Date, hereby waived by the Lenders.

(b)           Each of the Lenders and the Agents hereby consents, upon the occurrence of the EnterpriseWise Waiver Effective Date, and solely in connection with the consummation of the EnterpriseWise Transfer, to release all liens and security interests of Broadwing Inc. in the Equity Interests in EnterpriseWise and Network Solutions held by Broadwing Inc. comprising part of the Collateral under the Shared Collateral Security Agreement (collectively, the “EnterpriseWise Transferred Collateral”) in accordance with Section 8.01(a) of the Collateral Trust Agreement.

(c)           Each of the Lenders and the Agents hereby consents, upon the occurrence of the EnterpriseWise Waiver Effective Date, and solely in connection with the consummation of the EnterpriseWise Transfer, to release and discharge each of EnterpriseWise and Network Solutions from its guarantee of the Guaranteed Obligations under and as defined in the CBI Subsidiary Guaranty.

SECTION 6.  Waivers of and Consents under Certain Provisions of the Credit Agreement Effective on the CBLD Waiver Effective Date.

(a)           Any and all Defaults and Events of Default under Sections 5.01(i), 5.01(j)(II), 5.02(d), 5.02(e) and 7.01(c) of the Credit Agreement that would result from the consummation of the CBLD Merger are, upon the occurrence of the CBLD Waiver Effective Date, hereby waived by the Lenders.

(b)           Each of the Lenders and the Agents hereby consents, upon the occurrence of the CBLD Waiver Effective Date, and solely in connection with the consummation of the CBLD Merger, to release all liens and security interests of Broadwing Inc. in the Equity Interests in CBLD and CTI held by Broadwing Inc. comprising part of the Collateral under the Shared Collateral Security Agreement (collectively, the “CBLD Transferred Collateral”) in accordance with Section 8.01(a) of the Collateral Trust Agreement.

(c)           Each of the Lenders and the Agents hereby consents, upon the occurrence of the CBLD Waiver Effective Date, and solely in connection with the consummation of the CBLD Merger, to release and discharge each of CBLD and CTI from its guarantee of the Guaranteed Obligations under and as defined in the CBI Subsidiary Guaranty.

SECTION 7.  Conditions Precedent to Effectiveness of this Letter Amendment and Waiver.  (a)  Sections 2 and 3 of this Letter Amendment and Waiver shall become effective as of the date first above written (the “Amendment Effective Date”), when and only when, each of the following conditions precedent shall have been satisfied:

(i)            The Administrative Agent shall have received counterparts of (i) this Letter Amendment and Waiver executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment and Waiver, and (ii) the Consent attached hereto executed by each of the Subsidiary Guarantors.

(ii)           The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Letter Amendment and Waiver, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(iii)          No event shall have occurred and be continuing, or shall result from the effectiveness of this Letter Amendment and Waiver that constitutes a Default other than the Defaults and Events of Default expressly waived (subject to clause (b) hereof) under Sections 3 and 5.

(iv)          All of the accrued fees and expenses of the Administrative Agent and the Lenders, including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

(b)  Section 5 of this Letter Amendment and Waiver shall become effective as of the date first above written (the “EnterpriseWise Waiver Effective Date”), when and only when, each of the following conditions precedent shall have been satisfied:

(i)            Each of the conditions precedent set forth in clause (a) of this Section 7 shall have been satisfied in full or waived.

(ii)           The EnterpriseWise Transfer shall have been consummated on terms reasonably satisfactory to the Administrative Agent and the Required Lenders.

(iii)          All governmental and third party consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the EnterpriseWise Transfer shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the EnterpriseWise Transfer.

(iv)          The Collateral Trustee shall have received from Broadwing Inc. a Notice of Partial Release (as defined in the Collateral Trust Agreement) at least 10 Business Days prior to the release of the EnterpriseWise Transferred Collateral requesting the partial release of the such Collateral from the Shared Collateral Security Agreement in accordance with Section 8.01(a) of the Collateral Trust Agreement.

(v)           The Administrative Agent shall have received on or before the EnterpriseWise Waiver Effective Date the following, each dated such date (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders:

(1)           Certified copies of (A) the resolutions of the board of directors of each Loan Party that is a party to any aspect of the EnterpriseWise Transfer approving the EnterpriseWise Transfer and the other transactions contemplated thereby and hereby involving or affecting such Loan Party, and (B) all documents evidencing necessary governmental authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to the EnterpriseWise Transfer or any of the other transactions contemplated by any of the foregoing, involving or affecting such Loan Party.

(2)           A certificate of a Responsible Officer of the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, certifying that immediately before and after giving pro forma effect to the EnterpriseWise Transfer and the other transactions contemplated thereby, no Default or Event of Default shall have occurred and be continuing.

(3)           A guaranty supplement, in substantially the form of Exhibit A to the IXC Subsidiaries Guaranty, duly executed by IT Consulting.

(4)           A security agreement supplement, in substantially the form of Exhibit A to the Non-Shared Collateral Security Agreement, duly executed by IT Consulting.

(5)           Certificates representing all of the outstanding Equity Interests in IT Consulting, reflecting the ownership of IT Consulting by BCSI, accompanied by undated stock powers duly executed in blank, and instruments evidencing the Pledged Debt, if any, held by (i) IT Consulting and (ii) Broadwing Inc. with respect to Pledged Debt of EnterpriseWise and Networks Solutions assumed by IT Consulting, in each case, duly endorsed in blank.

(6)           Proper financing statements and amendments to existing financing statements (Forms UCC-1 and UCC-3 or comparable forms) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created under the Collateral Documents, covering such Pledged Shares and Pledged Debt, in each case completed in a manner satisfactory to the Administrative Agent.

(7)           evidence that all of the other actions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the Collateral Documents have been taken or will be taken in accordance with the terms of the Loan Documents.

(8)           A favorable opinion of Frost & Jacobs, counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

(vi)          The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the EnterpriseWise Waiver Effective Date, before and after giving effect to this Letter Amendment and Waiver and the EnterpriseWise Transfer, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the EnterpriseWise Waiver Effective Date, in which case as of such specific date).

(c)           Section 6 of this Letter Amendment and Waiver shall become effective as of the date first above written (the “CBLD Waiver Effective Date”), when and only when, each of the following conditions precedent shall have been satisfied:

(i)            Each of the conditions precedent set forth in clause (a) of this Section 7 shall have been satisfied in full or waived.

(ii)           The CBLD Merger shall have been consummated on terms reasonably satisfactory to the Administrative Agent and the Required Lenders.

(iii)          All governmental and third party consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the CBLD Merger shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the CBLD Merger.

(iv)          The Collateral Trustee shall have received from Broadwing Inc. a Notice of Partial Release (as defined in the Collateral Trust Agreement) at least 10 Business Days prior to the release of the CBLD Transferred Collateral requesting the partial release of such Collateral from the Shared Collateral Security Agreement in accordance with Section 8.01(a) of the Collateral Trust Agreement.

(v)           The Administrative Agent shall have received on or before the CBLD Waiver Effective Date the following, each dated such date (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders:

(1)           Certified copies of (A) the resolutions of the board of directors of each Loan Party that is a party to any aspect of the CBLD Merger approving the CBLD Merger and the other transactions contemplated thereby and hereby involving or affecting such Loan Party, and (B) all documents evidencing necessary governmental authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to the CBLD Merger or any of the other transactions contemplated by any of the foregoing, involving or affecting such Loan Party.

(2)           A certificate of a Responsible Officer of the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, certifying that immediately before and after giving pro forma effect to the CBLD Merger and the other transactions contemplated thereby, no Default or Event of Default shall have occurred and be continuing.

(3)           Certificates representing all of the outstanding Equity Interests in CTI, reflecting the ownership of CTI  by Broadwing Telecommunications, accompanied by undated stock powers duly executed in blank, and instruments evidencing the Pledged Debt, if any, held by (i) CTI and (ii) Broadwing Telecommunications with respect to Pledged Debt of CBLD assumed by Broadwing Telecommunications, in each case, duly endorsed in blank.

(4)           Proper amendments to existing financing statements (Form UCC-3 or a comparable form) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created under the Collateral Documents, covering such Pledged

Shares and Pledged Debt, in each case completed in a manner satisfactory to the Administrative Agent.

(5)           evidence that all of the other actions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the Collateral Documents have been taken or will be taken in accordance with the terms of the Loan Documents.

(6)           A favorable opinion of Frost & Jacobs, counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

(vi)          The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the CBLD Waiver Effective Date, before and after giving effect to this Letter Amendment and Waiver and the CBLD Merger, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the CBLD Waiver Effective Date, in which case as of such specific date).

(d)           Section 4 of this Letter Amendment and Waiver shall become effective as of the date first above written (the “Collateral Document Amendment Effective Date”), when and only when, each of the following conditions precedent shall have been satisfied:

(i)            Each of the conditions precedent set forth in clause (a) of this Section 7 shall have been satisfied in full or waived.

(ii)                 The Evolutions Merger shall have been consummated.

(iii)                The CBLD Waiver Effective Date shall have occurred.

(e)           No event shall have occurred and be continuing, or shall result from the effectiveness of this Letter Amendment and Waiver or the Restructuring, the Repayment or the Stock Repurchase, that constitutes a Default other than the Defaults and Events of Default expressly waived under Sections 3, 5, and 6.

The effectiveness of this Letter Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein.  This Letter Amendment and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 8.  Reference to and Effect on the Loan Documents.  (a) On and after the effectiveness of this Letter Amendment and Waiver, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver, (ii)  each reference in the Shared Collateral Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Shared Collateral Security Agreement, and each reference in the other Loan Documents to “the Shared

Collateral Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Shared Collateral Security Agreement, shall mean and be a reference to the Shared Collateral Security Agreement, as amended by this Letter Amendment and Waiver, and (iii) each reference in the Non-Shared Collateral Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Non-Shared Collateral Security Agreement, and each reference in the other Loan Documents to “the Non-Shared Collateral Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Non-Shared Collateral Security Agreement, shall mean and be a reference to the Non-Shared Collateral Security Agreement, as amended by this Letter Amendment and Waiver.

(b)  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment and Waiver.  The execution, delivery and effectiveness of this Letter Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 9.  Costs and Expenses.  Each of the Borrowers hereby severally agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Letter Amendment and Waiver and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 10.  Execution in Counterparts.  This Letter Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment and Waiver to Townsend Weekes, Director, Salomon Smith Barney Inc., 390 Greenwich Street, New York, New York 10013.

This Letter Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

BROADWING INC. (f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS
SERVICES INC. (f/k/a IXC
COMMUNICATIONS SERVICES, INC.)

By
Title:

Agreed as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent and as Lender

By
Title:

BANK OF AMERICA, N.A.,
as Syndication Agent and as Lender

By
Title:

Lenders:

CREDIT SUISSE FIRST BOSTON

By
Title:

THE BANK OF NEW YORK

By
Title:

PNC BANK, N.A.

By
Title:

ABN AMRO BANK N.V.

By
Title:

ARCHIMEDES FUNDING, L.L.C.
By: ING Capital Advisors LLC, as Collateral Manager

By:
Title:

ARCHIMEDES FUNDING II, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By:
Title:

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By
Title:

ATHENA CDO, LIMITED
By: Pacific Investment Management Company, as its Investment Advisor

By
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

By
Title:

BANK OF CHINA, NEW YORK

By
Title:

BANK OF TOKYO-MITSUBISHI, LTD.

By
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH

By
Title:

By
Title:

CAPTIVA IV FINANCE LTD., as advised by Pacific Investment Management Company

By
Title:

CAPTIVA III FINANCE LTD., as advised by Pacific Investment Management Company

By
Title:

CARLYLE HIGH YIELD PARTNER II, LTD.

By
Title:

CATALINA CDO LTD.
By: Pacific Investment Management Company, as its Investment Adviser

By
Title:

CHANG HWA COMMERCIAL BANK, LTD.
New York Branch

By
Title:

CHINATRUST COMMERCIAL BANK, LTD.
New York Branch

By
Title:

COMMERCEBANK

By
Title:

Citibank International plc as Global Investment Manager and Group Funding Manager for and on behalf of Five Finance Corporation

By
Title:

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

By
Title:

CYPRESSTREE INSTITUTIONAL FUND LLC
By: CypressTree Investment Management Company, Inc., its Managing Member

By
Title:

CYPRESSTREE INVESTMENT FUND LLC
By: CypressTree Investment Management Company, Inc., its Managing Member

By
Title:

CYPRESSTREE INVESTMENT PARTNERS I, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

DELANO COMPANY
By: Pacific Investment Management Company, as its Investment Advisor

By
Title:

DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLAND BRANCHES

By
Title:

ELF FUNDING TRUST I

By
Title:

ELT LTD.

By
Title:

ERSTE BANK

By
Title:

EXCEL BANK

By
Title:

EXPORT DEVELOPMENT CORPORATION

By
Title:

FIFTH THIRD BANK

By
Title:

FIRST DOMINION FUNDING I

By
Title:

FIRST DOMINION FUNDING II

By
Title:

FIRST HAWAIIAN BANK

By
Title:

FIRST UNION NATIONAL BANK

By
Title:

FIRSTAR BANK N.A.

By
Title:

FIRSTRUST BANK

By
Title:

FLEET NATIONAL BANK

By
Title:

FRANKLIN FLOATING RATE TRUST

By
Title:

FUJI BANK LIMITED

By
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By
Title:

GLENEAGLES TRADING LLC

By
Title:

HARCH CLO I, LTD.

By
Title:

ING SWISS LIFE US RAINBOW LIMITED
By: ING Capital Advisors LLC, as Investment Advisor

By
Title:

INDOSUEZ CAPITAL FUNDING IIA, LTD.
By: Indosuez Capital as Portfolio Advisor

By
Title:

INDOSUEZ CAPITAL FUNDING IV, L.P.
By: Indosuez Capital as Portfolio Advisor

By
Title:

KEMPER FLOATING RATE FUND

By
Title:

KEY BANK NATIONAL ASSOCIATION

By
Title:

KZH CYPRESSTREE-1 LLC

By
Title:

KZH ING-1 LLC

By
Title:

KZH ING-2 LLC

By
Title:

KZH ING-3 LLC

By
Title:

KZH LANGDALE LLC

By
Title:

KZH CNC LLC

By
Title:

KZH SHOSHONE LLC

By
Title:

KZH STERLING LLC

By
Title:

IBM CREDIT CORPORATION

By
Title:

MERITA BANK PLC, NEW YORK BRANCH

By
Title:

MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO

By
Title:

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
By: Merrill Lynch Asset Management, L.P., as Investment Advisor

By:
Title:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By
Title:

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By: Pilgrim Investments, Inc., as its Investment Manager

By:
Title:

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By: Pilgrim Investments, Inc., as its Investment Manager

By
Title:

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By: Pilgrim Investments, Inc., as its Investment Manager

By
Title:

MORGAN STANLEY SENIOR FUNDING INC.

By
Title:

NATIONAL CITY BANK

By
Title:

NORTH AMERICAN SENIOR FLOATING RATE FUND
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

OAK MOUNTAIN LIMITED
By: Alliance Capital Management L.P.,
as Investment Manager
By: Alliance Capital Management Corporation,
as General Partner

By
Title:

OLYMPIC FUNDING TRUST, SERIES 1999-1

By
Title:

OPPENHEIMER SENIOR FLOATING RATE FUND

By:
Title:

OXFORD STRATEGIC INCOME FUND

By
Title:

PACIFICA PARTNERS I, L.P.
By: Imperial Credit Asset Management As its Investment Manager

By:
Title:

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By: Pilgrim Investments, Inc. as its Investment Manager

By
Title:

PILGRIM CLO 1999-1 LTD.
By: Pilgrim Investments, Inc. as its Investment Manager

By
Title:

ROYAL BANK OF CANADA

By
Title:

ROYALTON COMPANY
By: Pacific Investment Management Company, as its Investment Advisor

By
Title:

SEQUILES PILGRIM I, LTD.
By: Pilgrim Investments, Inc., As its Investment Manager

By
Title:

THE PROVIDENT BANK

By
Title:

THE SUMITOMO BANK, LIMITED

By
Title:

SUMMIT BANK

By
Title:

SUNTRUST BANK

By
Title:

TORONTO DOMINION (NEW YORK), INC.

By
Title:

TRIGON HEALTHCARE INC. (Acct 674)
By Pacific Investment Management Company, as its Investment Advisor, acting through The Bank of New York in the Nominee Name of Hare & Co.

By
Title:

VAN KAMPEN CLO I, LIMITED
By: Van Kampen Management Inc., as Collateral Manager

By
Title:

VAN KAMPEN CLO II, LIMITED
By: Van Kampen Management Inc., as Collateral Manager

By
Title:

VAN KAMPEN SENIOR FLOATING RATE FUND

By
Title:

VAN KAMPEN SENIOR INCOME TRUST

By
Title:

WINGED FOOT FUNDING TRUST

By

MAPLEWOOD (CAYMEN) LIMITED,
as Assignee
By: Massachusetts Mutual Life Insurance Company, as Investment Advisor

By
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
as Assignee

By
Title:

SIMSBURY CLO, LIMITED,
as Assignee
By: Massachusetts Mutual Life Insurance Company, as Collateral Manager

By
Title:

CITIBANK N.A.

By
Title:

EATON VANCE SENIOR INCOME TRUST

By
Title:

FIVE FINANCE CORP

By
Title:

EATON VANCE INSTITUTIONAL
SENIOR LOAN

By
Title:

CONSENT

Each of the undersigned, as (i) Grantor under the Non-Shared Collateral Security Agreement dated as of November 9, 1999 (the “Non-Shared Collateral Security Agreement”) in favor of the Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”), for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Letter Amendment and Waiver, and/or (ii) Grantor under the Shared Collateral Security Agreement (the “Shared Collateral Security Agreement”, and together with the Non-Shared Collateral Security Agreement, the “Security Agreements”) in favor of Wilmington Trust Company and John M. Beeson, as Collateral Trustees, for their benefit and the benefit of the Secured Holders referred to therein, and (iii) Guarantor under the IXCS Subsidiary Guaranty dated as of November 9, 1999 (the “IXCS Subsidiary Guaranty”) in favor of the Secured Parties referred to therein, and/or (iv) Guarantor under the CBI Subsidiary Guaranty dated as of November 9, 1999 (the “CBI Subsidiary Guaranty”, and together with the IXCS Subsidiary Guaranty, the “Guarantees”) in favor of the Secured Parties referred to therein, hereby consents to such Letter Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment and Waiver, each Security Agreement and Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreements to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein.)

BROADWING INC. (f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

BROADWING COMMUNICATIONS INC. (f/k/a IXC COMMUNICATIONS, INC.)

By
Title:

CINCINNATI BELL SUPPLY COMPANY
CINCINNATI BELL DIRECTORY INC.
CINCINNATI BELL NETWORK SOLUTIONS INC.
ENTERPRISEWISE IT CONSULTING LLC
ZOOMTOWN.COM INC.

By
Title:

CINCINNATI BELL LONG DISTANCE INC.

By
Title

CTI LONG LINES INC.

By
Title:

CINCINNATI BELL WIRELESS COMPANY

By
Title:

CINCINNATI BELL HOLDINGS INC.

By
Title:

ATLANTIC STATES MICROWAVE TRANSMISSION COMPANY
CENTRAL STATES MICROWAVE TRANSMISSION COMPANY
DELAWARE CAPITAL PROVISIONING, INC.
DPNET, INC.
EASTERN TELECOM OF WASHINGTON, D.C., INC.
BROADWING TELECOMMUNICATIONS INC. (f/k/a ECLIPSE TELECOMMUNICATIONS, INC.)
IXC BUSINESS SERVICES, LLC
IXC COMMUNICATIONS SERVICES OF VIRGINIA, INC.
IXC INTERNATIONAL, INC.
IXC INTERNET SERVICES, INC.
IXC LEASING, LLC
NETWORK ADVANCES SERVICES, INC.
RIO GRANDE TRANSMISSION, INC.
TELCOM ENGINEERING, INC.
TELECOM ONE, INC.
THE DATA PLACE, INC.
TOWER COMMUNICATION SYSTEMS CORP.
WEST TEXAS MICROWAVE COMPANY
WESTERN STATES MICROWAVE TRANSMISSION COMPANY

By
Title:

NETWORK EVOLUTIONS, INCORPORATED

By
Title: